                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  April 8, 1999

                              Four Media Company
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware          0-21943                           95-459940
-----------------       ------------------------          ---------------
  (State of               (Commission File Number)           (IRS Employer
Incorporation)                                           Identification No.)

                           2813 West Alameda Avenue
                           Burbank, California 91505
                           -------------------------
              (Address of principal executive offices) (Zip Code)

                                (818) 840-7000
                     -------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.
          --------------------------------

          Four Media Company (the "Company") issued a press release on April 8,
                                   -------
1999 announcing that the acquisition by Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V. (collectively, "Warburg Pincus") of 10.2 million shares of the Company's
                     --------------
newly issued and existing common stock, par value $.01 per share (the "Common
                                                                       ------
Stock"), had been completed and funded (the "Acquisition").  The press release
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is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

          In the Acquisition, pursuant to a securities purchase agreement with the Company (the "Securities Purchase Agreement") dated as of January 18, 1999,
                  -----------------------------
Warburg Pincus acquired approximately 6.6 million newly issued shares of Common Stock and a warrant to purchase an additional 1.1 million shares of Common Stock for a total purchase price of $52.7 million. The warrant has an exercise price of $15.00 per share and is exercisable through April 7, 2006. A copy of the warrant is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

          Pursuant to the Securities Purchase Agreement, Warburg Pincus has the right, so long as they beneficially own at least 35% of the then outstanding shares of Common Stock, to cause the Company to nominate and use its best efforts to elect individuals designated by Warburg Pincus to be a majority of the members of the Board of Directors of the Company (the "Board"). The Board
                                                           -----
currently consists of seven members. Warburg Pincus only chose to nominate three of these seven members; however it retains the right to nominate a majority of the Board so long as the foregoing ownership threshold is satisfied. Furthermore, for so long as Warburg Pincus beneficially owns at least 10 % and less than 35% of the then outstanding shares of the Common Stock, the Company will continue to be obligated to nominate and use its best efforts to elect individuals designated by Warburg Pincus as members of the Board, on a decreasing basis roughly in proportion to such ownership. A copy of the Securities Purchase Agreement is attached as Exhibit 99.3 hereto and is hereby incorporated by reference.

          In addition, Warburg Pincus acquired approximately 3.1 million shares of Common Stock beneficially owned by Technical Services Partners, L.P. ("TSP"),
                                                                          ---
a limited partnership controlled by Steinhardt Management Company, Inc., for approximately $23.4 million, pursuant to a stock purchase agreement with TSP (the "TSP Purchase Agreement") dated as of January 18, 1999. The TSP Purchase
      ----------------------
Agreement is attached as Exhibit 99.4 hereto and is hereby incorporated by reference.

          In addition, Warburg Pincus purchased an additional 498,000 shares of Common Stock for approximately $4.0 million from the Company's founders, pursuant to a stock purchase agreement with such founders (the "Founders
                                                                --------
Purchase Agreement") dated  as of January 18, 1999.  The Founders Purchase
------------------
Agreement is attached as Exhibit 99.5 hereto and is hereby incorporated by reference.

          In connection with the Acquisition, the Company also entered into a Preferred Stock Conversion and Stockholders Agreement with Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. (collectively, "Flemings") and Warburg Pincus dated as of January 18, 1999 (the "Conversion
---------                                                         ----------
Agreement").  The Conversion Agreement is attached as Exhibit 99.6 hereto and is
---------
hereby incorporated by reference.  Pursuant to the

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Conversion Agreement, Flemings converted 150,000 shares of preferred stock of the Company it owned into 2,250,000 Shares of Common Stock. So long as Flemings owns at least 50% of the shares of Common Stock issued to it pursuant to the Conversion Agreement (i.e., 1,125,000), it will be entitled to nominate one individual to the Board and the Company will have to use its reasonable best efforts to secure the election of such nominee. Pursuant to the foregoing provision, Flemings nominated one of the seven members of the Board.

          In connection with the Acquisition, Warburg Pincus also entered into
(i) a Voting Agreement, dated as of January 18, 1999, with Flemings (the "Fleming Voting Agreement") and (ii) a Voting Agreement, dated as of January 18,
-------------------------
1999, with Robert T. Walston, the Company's Chief Executive Officer ("Walston")
                                                                      -------
and TSP (the "Walston Voting Agreement").  The Fleming Voting Agreement and the
              ------------------------
Walston Voting Agreement are attached as Exhibits 99.7 and 99.8 hereto and are hereby incorporated by reference.

          Under the terms of the Fleming Voting Agreement, for so long as Warburg Pincus is entitled to nominate directors to the Board under the Securities Purchase Agreement, Flemings has agreed to vote all of the shares of Common Stock owned by it in favor of any nominees of Warburg Pincus for election to the Board. In exchange for such voting covenant by Flemings, Warburg Pincus has agreed to vote all of the shares of Common Stock owned by it in favor of Flemings nominee for election to the Board for so long as Flemings is entitled to nominate a director to the Board under the Conversion Agreement.

          Under the terms of the Walston Voting Agreement, for so long as Warburg Pincus is entitled to nominate directors to the Board under the Securities Purchase Agreement, Walston has agreed to vote all of the shares of Common Stock owned by him in favor of any nominees of Warburg Pincus for election to the Board. In exchange for such voting covenant by Walston, Warburg Pincus has agreed to vote all of the shares of Common Stock owned by it in favor of Walston for election to the Board for so long as he remains the Company's Chief Executive Officer pursuant to the terms of his employment agreement.

          Also in connection with Acquisition, the Company entered into a Registration Rights Agreement with Flemings dated as of April 8, 1999 (the "Flemings Registration Rights Agreement"), pursuant to which it granted Flemings
---------------------------------------
customary demand and piggyback registration rights with respect to the shares of Common Stock issued to Flemings under the Conversion Agreement. The Flemings Registration Rights Agreement is attached as Exhibit 99.9 hereto and is incorporated herein by reference.

          Also in connection with Acquisition, the Company entered into a Registration Rights Agreement with Warburg Pincus dated as of April 8, 1999 (the "Warburg Pincus Registration Rights Agreement"), pursuant to which it granted
 --------------------------------------------
Warburg Pincus customary demand and piggyback registration rights with respect to the shares of Common Stock acquired by Warburg Pincus in the Acquisition.
The Warburg Pincus Registration Rights Agreement is attached as Exhibit 99.10 hereto and is incorporated herein by reference.

          The source of Warburg Pincus' consideration for the Acquisition was working capital.

          As a result of the preceding acquisitions, Warburg Pincus acquired beneficial ownership of approximately 55.7% of the outstanding shares of Common Stock of the Company.

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

          7(c)  Exhibits
                --------

        *99.1  Press Release of the Company, dated April 8, 1999.

        *99.2 Common Stock Purchase Warrant issued by the Company to Warburg Pincus dated April 8, 1999.

         99.3 Securities Purchase Agreement dated as of January 18, 1999 between the Company and Warburg Pincus (incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

         99.4 Stock Purchase Agreement dated as of January 18, 1999 between Warburg Pincus and TSP (incorporated by reference to Exhibit
               99.3 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

         99.5 Stock Purchase Agreement dated as of January 18, 1999 among Warburg Pincus and certain founders named therein (incorporated by reference to Exhibit 99.4 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

         99.6 Preferred Stock Conversion and Stockholders Agreement dated as of January 18, 1999 among the Company, Flemings and Warburg Pincus (incorporated by reference to Exhibit 99.5 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20,
               1999).

         99.7 Voting Agreement dated as of January 18, 1999 between Warburg Pincus and Flemings (incorporated by reference to Exhibit 99.6 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

         99.8 Voting Agreement dated as of January 18, 1999 among Warburg Pincus, Walston and TSP (incorporated by reference to Exhibit
               99.7 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

        *99.9 Registration Rights Agreement between the Company and Flemings dated as of April 8, 1999.

        *99.10 Registration Rights Agreement between the Company and Warburg
               Pincus dated as of April 8, 1999.

          *    Filed herewith.

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

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 1999
                              FOUR MEDIA COMPANY



                              By:  /s/ William E. Niles
                                 ----------------------
                                  Name: William E. Niles
                                  Title: Vice President and General Counsel

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

                                 EXHIBIT INDEX

        *99.1  Press Release of the Company, dated April 8, 1999.

        *99.2 Common Stock Purchase Warrant issued by the Company to Warburg Pincus dated April 8, 1999.

         99.3 Securities Purchase Agreement dated as of January 18, 1999 between the Company and Warburg Pincus (incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

         99.4 Stock Purchase Agreement dated as of January 18, 1999 between Warburg Pincus and TSP (incorporated by reference to Exhibit 99.3 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

         99.5 Stock Purchase Agreement dated as of January 18, 1999 among Warburg Pincus and certain founders named therein (incorporated by reference to Exhibit 99.4 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

         99.6 Preferred Stock Conversion and Stockholders Agreement dated as of January 18, 1999 among the Company, Flemings and Warburg Pincus (incorporated by reference to Exhibit 99.5 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20,
               1999).

         99.7 Voting Agreement dated as of January 18, 1999 between Warburg Pincus and Flemings (incorporated by reference to Exhibit 99.6 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

         99.8 Voting Agreement dated as of January 18, 1999 among Warburg Pincus, Walston and TSP (incorporated by reference to Exhibit
               99.7 of the Company's Current Report on Form 8-K dated January 18, 1999 and filed with the Securities and Exchange Commission on January 20, 1999).

        *99.9 Registration Rights Agreement between the Company and Flemings dated as of April 8, 1999.

        *99.10 Registration Rights Agreement between the Company and Warburg
               Pincus dated as of April 8, 1999.

         *     Filed herewith.

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